                                                                  EXHIBIT 10.101

                 AMENDED AND RESTATED STOCK PURCHASE AGREEMENT
                 ---------------------------------------------


     AMENDED AND RESTATED STOCK PURCHASE AGREEMENT dated as of October 12, 1995 by and among Paul Ramsay Holdings Pty. Limited, an Australian corporation (the "Acquiror"), Ramsay Health Care, Inc., a Delaware corporation (the "Seller"), and, solely for the purposes of Sections I, III and VI hereof, Ramsay Health Care Pty. Limited, an Australian corporation (the "Manager").

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, the Acquiror and the Seller are parties to that certain Stock Purchase Agreement dated as of September 7, 1995 (the "Original Agreement") pursuant to which the Acquiror is to purchase 266,667 shares of common stock, $.01 par value ("Common Stock"), of the Seller (the "Original Shares"), and the Seller is to issue and sell to the Acquiror, for the consideration therein provided, the Original Shares;

     WHEREAS, the Seller is unable to comply with the conditions to the Acquiror's obligation to close set forth in Section V(D) of the Original Agreement;

     WHEREAS, the Manager is an affiliate of the Acquiror and a party to that certain Amended and Restated Management Agreement dated as of June 25, 1992 with the Seller (the "Management Agreement") pursuant to which the Seller, among other matters, is obligated to pay certain management fees and other amounts to the Manager;

     WHEREAS, the Seller proposes to enter into an agreement with certain of its lenders which would restrict the payment in cash of the amounts now and hereafter due pursuant to the Management Agreement;

     WHEREAS, the Seller, the Acquiror and the Manager desire to provide for the issuance of 154,500 shares of Common Stock (the "Management Fee Shares") for a purchase price of $560,062.50 payable $1,545.00 in cash and as a prepayment by the Seller of $558,517.50 in Management Fees;

     WHEREAS, the Acquiror desires to purchase an additional 121,363 shares of Common Stock (the "Cash Shares", and together with the Management Fee Shares, the "Shares") for $439,940.88 in cash; and

     WHEREAS, the Acquiror and the Seller have determined that it is desirable to amend and restate the Original Agreement to delete Section V(D) of the Original Agreement to provide for the purchase and sale of the Shares in lieu of the Original Shares as set forth herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:
                                   SECTION I

                        PURCHASE AND SALE OF THE SHARES
                        -------------------------------

     A. Purchase and Sale of the Shares. Subject to the terms and conditions of this Agreement and on the basis of the representations, warranties, covenants and agreements herein contained, (i) the Seller hereby agrees to sell, issue and convey to the Acquiror on the Closing Date (as hereinafter defined), and the Acquiror hereby agrees to purchase, acquire and accept from the Seller on the Closing Date, the Cash Shares, and (ii) the Manager hereby directs the Seller to, the Seller does hereby, issue and convey to the Acquiror on the date hereof, and the Acquiror hereby acquires and accepts from the Seller on the date hereof, the Management Fee Shares.

     B. Consideration for the Shares. The consideration for the issuance of the Shares shall be paid as follows:

          (i) The Management Fee Shares are being issued for a purchase price of $560,062.50 payable $1,545.00 in cash and as a prepayment by the Seller of $558,517.50 of amounts now and hereafter due during the Seller's current fiscal year pursuant to the Management Agreement, representing a purchase price of $3.625 per share of Common Stock. The Manager hereby accepts the issuance by the Seller to the Acquiror of the Management Fee Shares as a prepayment of $558,517.50 of the amounts now or hereafter due during the Seller's current fiscal year pursuant to the Management Agreement. The Seller hereby acknowledges receipt of $1,545.00 in cash from the Manager in payment of the cash portion of the purchase price for the Management Fee Shares.

          (ii) The Acquiror hereby agrees, subject to and in accordance with the terms and conditions hereof, to pay to the Seller on the Closing Date, upon receipt of the certificate for the Cash Shares referred to in paragraph C of this Section I, the sum of $439,940.88, representing a purchase price of $3.625 per share of Common Stock, payable in cash by certified or official bank check payable to the order of the Seller or direct bank wire transfer of immediately available funds to a bank account or accounts to be designated by the Seller.

          C. Delivery of the Shares. The Acquiror hereby acknowledges receipt of a certificate of the Seller representing the Management Fee Shares. Delivery of the Cash Shares shall be made by the Seller to the Acquiror on the Closing Date by delivering a certificate of the Seller representing the Cash Shares registered in the name of the Acquiror, such certificate to be accompanied by any requisite documentary or stock transfer taxes.

          D. The Closing. The closing of the sale of the Cash Shares to the Acquiror shall occur on October 30, 1995 (the "Closing Date"), or on such other date as shall be mutually agreed to between the Seller and the Acquiror.

                                  SECTION II

                        REPRESENTATIONS AND WARRANTIES
                                 OF THE SELLER
                        ------------------------------

          The Seller hereby represents and warrants to the Acquiror and the Manager, as of the date hereof and as of the Closing Date, that:

          A. Organization; Good Standing. The Seller is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has full corporate power and authority to own its properties and to conduct the businesses in which it is now engaged.

          B. Authority. The Seller has full corporate power and authority to execute and deliver this Agreement and to perform all of its obligations hereunder, and no consent or approval of any other person or governmental authority is required therefor. The execution and delivery of this Agreement by the Seller, the performance by the Seller of its covenants and agreements hereunder and the consummation by the Seller of the transactions contemplated hereby have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and legally binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors' rights or by general principles of equity.

          C. No Legal Bar; Conflicts. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, violates any provision of the Certificate of Incorporation or By-Laws of the Seller or any law, statute, ordinance, regulation, order, judgment or decree of any court or governmental agency, or conflicts with or results in any breach of any of the terms of or constitutes a default under or results in the termination of or the creation of any lien pursuant to the terms of any contract or agreement to which the Seller is a party or by which the Seller or any of its assets is bound.

          D. Authorization of Shares. The Shares being purchased by the Acquiror hereunder have been duly and validly authorized and, upon delivery of the certificate representing ownership by the Acquiror of the Shares as herein provided, for the consideration herein provided, such Shares will be duly and validly issued, fully paid and nonassessable.

                                  SECTION III

                        REPRESENTATIONS AND WARRANTIES
                        OF THE ACQUIROR AND THE MANAGER
                        -------------------------------

          Each of the Acquiror and the Manager, jointly and severally, hereby represents and warrants to the Seller, as of the date hereof and as of the Closing Date, that:

          A. Authority. It has full corporate power and authority to execute and deliver this Agreement and to perform all of its obligations hereunder, and no consent or approval of any other person or governmental authority is required therefor. The execution and delivery of this Agreement by it, the performance by it of its covenants and agreements hereunder and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and legally binding obligation of it, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or other similar laws of general application relating to or affecting the enforcement of creditors' rights or by general principles of equity.

          B. No Legal Bar; Conflicts. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, violates any law, statute, ordinance, regulation, order, judgment or decree of any court or governmental agency, or conflicts with or results in any breach of any of the terms of or constitutes a default under or results in the termination of or the creation of any lien pursuant to the terms of any contract or agreement to which it is a party or by which it or any of its assets is bound.

          C.  Investment in the Seller.

          (i) It understands that the Seller proposes to issue and deliver to the Acquiror the Shares pursuant to this Agreement without compliance with the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"); that for such purpose the Seller will rely upon its representations and warranties contained herein; and that such non-compliance with registration is not permissible unless such representations and warranties are correct.

          (ii) It understands that, under existing rules of the Securities and Exchange Commission (the "SEC"), the Acquiror may be unable to sell the Shares except to the extent that the Shares may be sold (i) pursuant to an effective registration statement covering such sale pursuant to the Securities Act and applicable state securities laws or an applicable exemption therefrom or (ii) in a bona fide private placement to a purchaser who shall be subject to the same restrictions on any resale or (iii) subject to the restrictions contained in Rule 144 under the Securities Act ("Rule 144").

          (iii) It is not relying on the Seller respecting the financial, tax and other economic considerations of an investment in the Common Stock, and it has relied on the advice of, or has consulted with, only its own advisors.

          (iv) It is familiar with the provisions of Rule 144 and the limitations upon the availability and applicability of such rule.

          (v) It is a sophisticated investor familiar with the type of risks inherent in the acquisition of restricted securities such as the Shares and its financial position is such that it can afford to retain the Shares for an indefinite period of time without realizing any direct or indirect cash return on its investment.

          (vi) It has such knowledge and experience in financial, tax and business matters so as to enable it to utilize the information made available to it in connection with the issuance of the Shares to the Acquiror and to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto.

          (vii) The Acquiror is purchasing the Shares as an investment for its sole account, and without any present view towards the resale or other distribution thereof.

          D. Legend. Each certificate representing Shares shall contain upon its face or upon the reverse side thereof a legend to the following effect:

     "These securities have not been registered under the Securities Act of 1933, as amended, or qualified under state securities laws and may not be sold, pledged, or otherwise transferred unless (a) covered by an effective registration statement under the Securities Act of 1933, as amended, and qualified under applicable state securities laws, or (b) the Corporation has been furnished with an opinion of counsel acceptable to the Corporation to the effect that no registration or qualification is legally required for such transfer."

                                   SECTION IV

                 CONDITIONS TO THE SELLER'S OBLIGATION TO CLOSE
                 ----------------------------------------------

          The obligation of the Seller to sell the Cash Shares and otherwise to consummate the transactions contemplated by this Agreement on the Closing Date is subject to the following conditions precedent, any or all of which may be waived by the Seller in the Seller's sole discretion, and each of which the Acquiror hereby agrees to use its reasonable best efforts to satisfy at or prior to the Closing:

          A. Representations, Warranties and Covenants. The representations and warranties of the Acquiror contained herein shall be true and correct at and as of the Closing Date with the same effect as though all such representations and warranties were made at and as of the Closing Date and the Acquiror shall have complied with all of its covenants and agreements contained herein required to be complied with on or prior to the Closing Date.

          B. No Litigation. No action, suit, proceeding, writ, judgment, injunction, decree or similar order of any governmental entity, authority or agency or of any other third party restraining, enjoining or otherwise preventing the consummation of any of the transactions contemplated by this Agreement, or seeking to obtain any damages or any other relief as a result of this Agreement or any of the transactions contemplated hereby, shall be pending or threatened.

          C. Approvals. All governmental, corporate and other third party filings, consents, authorizations and approvals (if any) that are required for the consummation of the transactions contemplated hereby shall have been duly made and obtained in form and substance reasonably satisfactory to the Seller.

                                   SECTION V

                CONDITIONS TO THE ACQUIROR'S OBLIGATION TO CLOSE
                ------------------------------------------------

          The obligation of the Acquiror to purchase the Cash Shares and otherwise to consummate the transactions contemplated by this Agreement on the Closing Date is subject to the following conditions precedent, any or all of which may be waived by the Acquiror in its sole discretion, and each of which the Seller hereby agrees to use its reasonable best efforts to satisfy at or prior to the Closing:


          A. Representations, Warranties and Covenants. The representations and warranties of the Seller contained herein shall be true and correct at and as of the Closing Date with the same effect as though all such representations and warranties were made at and as of the Closing Date and the Seller shall have complied with all of its covenants and agreements contained herein required to be complied with on or prior to the Closing Date.

          B. No Litigation. No action, suit, proceeding, writ, judgment, injunction, decree or similar order of any governmental entity, authority or agency or of any other third party restraining, enjoining or otherwise preventing the consummation of any of the transactions contemplated by this Agreement, or seeking to obtain any damages or any other relief as a result of this Agreement or any of the transactions contemplated hereby, shall be pending or threatened.

          C. Approvals. All governmental, corporate and other third party filings, consents, authorizations and approvals (if any) that are required for the consummation of the transactions contemplated hereby will have been duly made and obtained in form and substance reasonably satisfactory to the Acquiror.

                                   SECTION VI

                                 MISCELLANEOUS
                                 -------------

          A. Notices. All notices, requests or instructions hereunder shall be in writing and delivered personally, by telecopy or sent by registered or certified mail, postage prepaid, as follows:

               (1)  if to the Acquiror or the Manager:

                    154 Pacific Highway
                    Greenwich NSW 2065
                    Australia
                    Telecopy:  (011) 61-2-906-5205

               (2)  if to the Seller:

                    One Poydras Plaza
                    639 Loyola Avenue
                    Suite 1700
                    New Orleans, Louisiana  70113
                    Attention:  President
                    Telecopy No.:  (504) 585-0500

Any of the above addresses may be changed at any time by notice given as provided above; provided, however, that any such notice of change of address shall be effective only upon receipt. All notices, requests or instructions given in accordance herewith shall be deemed received on the date of delivery, if hand delivered or delivered by telecopy, and five days after the date of mailing, if mailed.

          B. Survival of Representations. Each representation, warranty, covenant and agreement of the parties hereto herein contained shall survive the execution of this Agreement, notwithstanding any investigation at any time made by or on behalf of any party hereto.

          C. Entire Agreement. This Agreement and the documents referred to herein contain the entire agreement between the parties hereto with respect to the transactions contemplated hereby, and amends and restates the Original

Agreement in its entirety. No modification hereof shall be effective unless in writing and signed by the party against which it is sought to be enforced.

          D. Assignment. This Agreement shall not be assignable by the Seller or the Acquiror except pursuant to a writing executed by each of the parties hereto; provided that the Acquiror may assign any of its rights hereunder to any affiliate of the Acquiror which agrees to be bound by all of the obligations of the Acquiror hereunder or to any lender in connection with any financing transaction entered into by the Acquiror or any of its affiliates and that the Manager hereby assigns its rights to acquire the Management Fee Shares to the Acquiror.

          E. Invalidity, Etc. If any provision of this Agreement, or the application of any such provision to any person or circumstance, shall be held invalid by a court of competent jurisdiction, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

          F. Expenses. Except as expressly set forth herein, each of the parties hereto shall bear such party's own expenses in connection with this Agreement and the transactions contemplated hereby.

          G. Headings. The headings of this Agreement are for convenience of reference only and are not part of the substance of this Agreement.

          H. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          I. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable in the case of agreements made and to be performed entirely within such State.

          J. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

          K. Third Party Beneficiary. This Agreement shall not create any rights in favor of any person not a party hereto.

                              *        *        *

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.


                         PAUL RAMSAY HOLDINGS PTY. LIMITED



                         By /S/ Peter Evans
                           _________________________________
                           Name: Peter Evans
                           Title: Director

                         RAMSAY HEALTH CARE, INC.



                         By /S/ Reynold J. Jennings
                           _________________________________
                           Name: Reynold J. Jennings
                           Title: President


Solely for the purposes of
Sections I, III and VI:

RAMSAY HEALTH CARE PTY. LIMITED



By /S/ Peter Evans
  _________________________________
  Name: Peter Evans
  Title: Director